UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 9, 2010
Date of Report (Date of earliest event reported)
ALPHATRADE.COM
(Exact name of registrant as specified in its charter)

NEVADA	000-25631	98-0211652

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

SUITE 116 - 930 WEST 1ST STREET, NORTH VANCOUVER, BC	V7P3N4

(Address of principal executive offices)	(Zip Code)
(604) 986-9866
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
Signatures
EXHIBIT INDEX
EX-23.1 Consents of experts and counsel
EX-23.1 Consents of experts and counsel - pdf
EX-23.2 Consents of experts and counsel

Item 4.01. Change in Registrant’s Certifying Accountant

On April 9, 2010, AlphaTrade.Com (the “Company”) dismissed HJ & Associates, LLC (“HJ”) as the Company’s independent registered public accounting firm effective immediately.  The dismissal of HJ was approved by the Company’s Board of Directors on April 9, 2010.  HJ was engaged on April 16, 2009 and had yet to issue a report on the Company’s financial statements.

During the subsequent period through April 9, 2010, the Company has not had any disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to HJs satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements.  During the subsequent period through April 9, 2010, there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

On April 9, 2010, the Company provided HJ with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  Attached is the letter from HJ dated April 12, 2010.

New independent registered public accounting firm

On April 9, 2010 (the “Engagement Date”), the Company engaged Sadler, Gibb and Associates (“Sadler”) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2009. The appointment of Sadler as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 9, 2010.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Sadler regarding either:

1.                                           the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Sadler concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.                                          any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATRADE.COM
Date: April12, 2010	By:	/s/ Katharine Johnston
Katharine Johnston
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-23.1	Consents of experts and counsel

EX-23.1	Consents of experts and counsel - pdf

EX-23.2	Consents of experts and counsel